Exhibit 99.1

Contacts:	Shannon Lapierre CA Public Relations (631) 748-5025 shannon.lapierre@ca.com	Olivia Bellingham CA Investor Relations (631) 342-4687 olivia.bellingham@ca.com

Jaia Zimmerman Niku Corporate Communications (415) 407-6448 jzimmerman@niku.com

COMPUTER ASSOCIATES TO ACQUIRE NIKU

•	All-Cash Transaction Valued at $21.00 Per Share, or Approximately $350 Million

•	Acquisition of a Leading Provider of IT Management and Governance Solutions Advances CA’s Leadership in Rapidly Growing Market

•	Webcast Today at 10 a.m. EDT at http://ca.com/invest

ISLANDIA, N.Y. and REDWOOD CITY, CA, June 9, 2005 – Computer Associates International, Inc. (NYSE:CA), one of the world’s largest management software companies, and Niku (NASDAQ:NIKU), a leader in information technology management and governance (IT-MG) solutions, today announced they have signed a definitive agreement under which CA will acquire Niku in an all-cash transaction valued at $21.00 per fully diluted common share, or approximately $350 million.

“With the integration of Niku, CA will be able to deliver the broadest and most comprehensive IT governance and service management solutions on the market to help our customers fully align IT with the business,” said CA President and CEO John Swainson. “IT governance is the number one priority for CIOs as they demand that their IT investments contribute to the growth, productivity and profitability of their organizations. We look forward to working with the Niku team to leverage CA’s existing systems management strengths and sales force to expand our offerings in what will be one of our fastest growing businesses — Business Services Optimization.”

By acquiring Niku, whose revenue grew 45% in its last fiscal year, CA gains a critical IT governance offering that its customers are demanding, in a market segment that is growing faster than the overall software industry. The solutions will be integrated with technologies from CA’s $1.5 billion Unicenter business to extend the Company’s addressable market and make CA’s overall systems management business even more competitive.

Niku’s flagship Clarity IT-MG software is an integrated suite that spans the full IT life cycle, from investment selection, to execution and delivery of initiatives, to results assessment. This capability gives executives comprehensive, real-time views into their organizations’ portfolio of IT investments, enabling them to run IT like a business. In January 2005, CA announced it had signed a partnership to resell, service and support Niku’s Clarity software.

“Our combined company will be able to provide global customers with a one-stop source for an integrated suite of solutions – including strategic planning, project and portfolio management, service management, service delivery, change management and IT financial management,” said Niku, President and CEO Joshua Pickus. “We are excited to expand our relationship with CA through a transaction that will benefit our customers, employees and shareholders.”

Upon completion of the transaction, Niku’s IT management and governance solutions will be integrated with CA’s Business Service Optimization (BSO) unit, headed by Senior Vice President and General Manager Jacob Lamm. BSO solutions enable organizations to align their IT investments with business objectives; control IT costs; deliver IT as a service and meet heightened compliance requirements.

Pickus will join CA as senior vice president of Business Services Optimization. It is anticipated that the vast majority of Niku’s approximately 290 employees will remain with CA after the completion of the transaction.

The acquisition is expected to be completed within three months, pending regulatory approval and the approval of Niku’s shareholders. The acquisition is expected to be slightly dilutive to CA’s earnings per share in fiscal 2006 and slightly accretive in fiscal 2007.

Webcast

CA will host a joint conference call to discuss the transaction at 10 a.m. EDT today. Investors and the media can access the call via webcast at http://ca.com/invest, or by calling 1-800-729-6829 (U.S. and Canada) or 1-706-679-5227 (outside of the U.S. and Canada). Callers must reference conference ID number 6965907.

About CA

Computer Associates International, Inc. (NYSE:CA), one of the world’s largest management software companies, delivers software and services across operations, security, storage, life cycle and service management to optimize the performance, reliability and efficiency of enterprise IT environments. Founded in 1976, CA is headquartered in Islandia, N.Y. and serves customers in more than 140 countries. For more information, please visit http://ca.com.

About Niku Corporation

Niku Corporation (NASDAQ: NIKU) is the leader in IT Management and Governance (IT-MG) solutions. More than 400,000 users at industry leaders such as Avon, BT, Eastman Chemical, HSBC, Manpower, Royal Caribbean Cruise Lines and Unilever depend on Niku software to maximize their “Return on IT.” With headquarters in Silicon Valley, Niku serves global customers from more than 20 offices worldwide.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release regarding the proposed transaction between CA and Niku, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding CA’s or Niku’s future expectations, beliefs, goals or prospects constitute forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate Niku’s operations into those of CA; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees at Niku; the CA deferred prosecution agreement with the United States Attorney’s Office of the Eastern District, including that CA could be charged with criminal offenses if it violates this agreement; the agreement that CA entered into with the Securities and Exchange Commission (“SEC”), including that CA may be subject to substantial civil penalties and fines if it violates this agreement; civil litigation arising out of the matters that are the subject of the Department of Justice and the Securities and Exchange Commission investigations, including shareholder derivative litigation; CA and Niku are subject to intense competition and increased competition is expected in the future; risks associated with the recent loss and ongoing replacement of key personnel; CA’s products must remain compatible with, and CA’s product development is dependent upon access to, changing operating environments; CA has a significant amount of debt; CA’s credit ratings have been downgraded and could be downgraded further; customers are still adapting to CA’s Business Model; the failure to protect either party’s intellectual property rights may weaken its competitive position; certain software is licensed from third parties who require, among other things, the payment of royalties, which could affect the development and enhancement of either party’s products; CA may become dependent upon large transactions; the market for some or all of CA’s key product areas may not grow; customer decisions are influenced by general economic conditions; third parties may claim that either party’s products infringe their intellectual property rights; fluctuations in foreign currencies could result in transaction losses; acts of war and terrorism may adversely affect either party’s business; the volatility of the international marketplace; and the other factors described in CA’s Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC, and Niku’s Annual Report on Form 10-K for the year ended January 31, 2005. CA and Niku assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Niku by CA. In connection with the proposed acquisition, CA and Niku intend to file relevant materials with the SEC, including Niku’s proxy statement on Schedule 14A. STOCKHOLDERS OF NIKU ARE URGED TO READ ALL

RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING NIKU’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Niku stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Niku. Such documents are not currently available.

Participants in Solicitation

CA and its directors and executive officers, and Niku and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Niku common stock in respect of the proposed transaction. Information about the directors and executive officers of CA is set forth in the proxy statement for CA’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2004. Information about the directors and executive officers of Niku is set forth in the proxy statement for Niku’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on June 1, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

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© 2005 Computer Associates International, Inc. One Computer Associates Plaza, Islandia, N.Y. 11749. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.

Niku and the Niku logo are registered trademarks and Clarity, Open Workbench and Project Workbench are trademarks of Niku Corporation in the United States and certain other countries. All other trademarks, trade names, and/or product names are used solely for the purpose of identification and are the property of their respective owners.